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                                                                    Exhibit 99.2



                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        I, M. SCOTT ASH, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of DECKERS OUTDOOR CORPORATION on Form 10-Q for the quarterly period ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of DECKERS OUTDOOR CORPORATION.

Date:   November 13, 2002


                                             /s/ M. Scott Ash
                                             -----------------------------------
                                             M. SCOTT ASH,
                                             Chief Financial Officer of
                                             Deckers Outdoor Corporation



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